UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):      December 28, 2007

                            HARVEY ELECTRONICS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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         (State or Other Jurisdiction of Incorporation or Organization)

            1-4626                                     13-1534671
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    (Commission File Number)                 (IRS Employer Identification No.)

                  205 Chubb Avenue, Lyndhurst, New Jersey 07071
          (Address of Principal Executive Offices, Including Zip Code)


                                 (201) 842-0078
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership

     On December 28, 2007, the Registrant filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code with the United States Bankruptcy Court for Southern District of New York (the "Bankruptcy Court"), Case Number 07-14051. The petition was filed in order to enable the Registrant to pursue reorganization efforts under Chapter 11 of the U.S. Bankruptcy Code. The Registrant remains in possession of its assets and will continue to operate its business and manage its property as a debtor-in-possession. For additional information, see the press release attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The Registrant has negotiated with Y.A. Global Investments, L.P. ("YA Global") to provide the Registrant with up to $1,500,000 of additional working capital pursuant to a debtor-in-possession revolving credit facility ("Credit Facility"). This Credit Facility will have a first priority lien on the assets of the Registrant. The Bankruptcy Court held a hearing on January 2, 2008 to approve such interim financing, and approved such financing on January 3, 2008.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     Information contained in Item 1.03 regarding the Credit Facility is incorporated by reference herein.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

     On January 3, 2008, the NASDAQ Stock Market issued a press release, attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the delisting of the Registrant's common stock, the trading of which was suspended on November 15, 2007 and has not traded on NASDAQ since that time. NASDAQ will file a Form 25 with the Securities and Exchange Commission to complete the delisting. The delisting becomes effective ten days after the Form 25 is filed.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

No.                        Description
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99.1 Press Release dated December 28, 2007.

99.2 NASDAQ Press Release dated January 3, 2008.


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

This Current Report on Form 8-K, including the exhibits hereto, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include information regarding the Company's expectations, goals or intentions regarding the future including, but not limited to, statements regarding its intentions regarding its bankruptcy proceedings and reorganization. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. Factors that could cause actual results to differ materially include but are not limited to outcomes and developments in the Company's bankruptcy proceedings, court rulings in the bankruptcy proceedings, adverse developments in and increased or unforeseen legal and other costs, and the possibility that customers wand others with whom the Company has contracted will terminate or reduce their relationship with the Company. All forward-looking statements in this document are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.






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

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HARVEY ELECTRONICS, INC.


Date: January 4, 2008              /s/Joseph J. Calabrese
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                                   Joseph J. Calabrese
                                   Executive Vice President, Chief Financial
                                   Officer, Treasurer and Secretary











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


Exhibits Index.


No.                        Description
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99.1 Press Release dated December 28, 2007.

99.2 NASDAQ Press Release dated January 3, 2008.









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